Exhibit 99.1

Jamba, Inc. Reports Results for the First, Second, and Third Quarters of

Fiscal 2017, and Updates 2017 and 2018 Guidance

FRISCO, Texas, March 15, 2018 -- Jamba, Inc. (NASDAQ:JMBA) (“the Company”) today announced financial results for the fiscal quarters ended April 4, 2017 (“first quarter”), July 4, 2017 (“second quarter”), and October 3, 2017 (“third quarter”), and updated its fiscal 2017 and 2018 financial guidance.

Highlights for the 39-week period ended October 3, 2017 compared to the 39-week period ended September 27, 2016:

•	Total Revenue declined $6.1 million to $56.3 million, primarily due to the Company’s transition to an asset light business model and the exit of non-core business units.
•	Domestic system-wide sales increased $7.1 million to $392.9 million.
•	Net Income (Loss) improved $5.4 million, to a loss of $1.9 million.
•	Non-GAAP Adjusted EBITDA increased 39.2% to $12.8 million.
•	Non-GAAP Adjusted EBITDA Margin increased to 22.8%, compared to 14.8%.
•	Opened 35 new stores, of which 27 were domestic and eight international.
•	Completed portfolio optimization transactions in Chicago, Phoenix, and Seattle, including development agreements for 32 new stores across the three markets.

CEO Comments

Dave Pace, President and Chief Executive Officer, noted: “Along with the filing of the 2016 10-K on February 12th, completion of the 2017 10-Qs meets an important filing deadline, and accelerates our return to a standard reporting cadence.”

Pace continued: “Financial results for the first three quarters of 2017 reflect our concrete actions to reinvigorate the Jamba business. We enhanced our organization with experienced additions to the leadership team, exited non-core and underperforming business units to improve profitability, and launched innovative new products. Together, these changes elevated the customer experience in our stores. We saw sequential improvements in comparable store sales through 2017, culminating in our previously reported 5.3% increase in the fourth quarter. The fourth quarter also marked the seventh consecutive quarter in which our comparable store sales beat the industry benchmark. Adjusted EBITDA grew 39% through the first three quarters of 2017.”

Pace concluded: “Jamba is an iconic brand.  We have positioned it for sustainable growth and significant value-creation for our shareholders and are optimistic about our performance in 2018.”

KEY OPERATING METRICS FOR THE 39-WEEKS ENDED OCTOBER 3, 2017

	First quarter, ended		Second quarter, ended		Third quarter, ended		Year to date, ended
	April 4, 2017	March 29, 2016	July 4, 2017	June 28, 2016	October 3, 2017	September 27, 2016	October 3, 2017	September 27, 2016
Number of system-wide stores open at end of period	868	842	870	842	866	849	866	849
New store openings	15	13	10	11	10	16	35	40
Domestic system-wide comparable store sales change (a)	(5.8)%	(2.1)%	(0.0)%	4.2%	(0.2)%	(1.1)%	(1.9)%	0.4%
Domestic system-wide sales (in thousands)	117,034	115,503	139,822	137,389	136,088	132,918	392,944	385,810
Blended royalty rate	5.1%	5.2%	5.0%	5.1%	4.9%	5.1%	5.0%	5.1%
Net Income (in thousands)	(3,152)	(2,820)	1,725	(2,479)	(457)	(1,964)	(1,884)	(7,263)
Adjusted EBITDA (in thousands)	3,005	1,283	5,081	3,811	4,727	4,111	12,813	9,206
Adjusted EBITDA margin percent	17.1%	6.8%	24.8%	17.7%	26.0%	18.6%	22.8%	14.8%

(a) Due to a 53 week fiscal 2016, 2017 year-over-year fiscal comparisons are offset by one week. Comparable calendar period is presented above. Using comparable calendar periods balances the one week shift and provides a clearer year over year comparison. 2016 fiscal and calendar comparisons are the same.

Liquidity

As previously disclosed, the Company held cash of $11.9 million as of October 3, 2017, $11.2 million as of July 4, 2017, $8.2 million as of April 4, 2017, and $7.1 million as of January 3, 2017.

On February 12, 2018, the Company provided additional information.  As of January 2, 2018, the Company held cash of $10.0 million, including restricted cash of $0.3 million.

The Company used approximately $5.7 million of cash during fiscal 2017 to pay audit and related expenses.  The Company anticipates audit and related expenses will continue into 2018 and result in additional use of cash, and financial statement expense, though at a reduced level as compared to 2017.

The Company had not drawn against its line of credit, and had no outstanding principal balance as of the end of fiscal 2017.

Reported balances are unaudited.

Fiscal 2017 Financial Guidance

The Company expects to achieve the following results for fiscal 2017:

Metric	Initial Guidance Issued March 20, 2017	Current Outlook
Total Revenue	$75 to $77 million	Approximately $71 million
Annual system-wide comparable sales	Flat, to slightly positive	-0.4% (a)
New store openings	65 to 75 new store openings; 25 to 35 openings, net of closures	50 new store openings; 11 openings, net of closures (a)
Non-GAAP Adjusted G&A expense	Approximately $21 million, exiting 2017 with a run rate of no more than $20 million	Approximately $18 million; exiting 2017 with a run rate of no more than $20 million
Non-GAAP Adjusted EBITDA	$13 million to $15 million	At least $14.5 million

(a) Actual results as reported February 12, 2018

Marie Perry, Executive Vice President and Chief Financial Officer, noted: “We expect 2017 to be a year of strong profit growth. The transition to an asset-light model, along with a strategic refocusing on the core retail business, will cause revenue to decline in a predictable fashion. On this reduced revenue base, however, we expect significant improvements in profitability. Specifically, we anticipate an improvement of approximately $3.5 million in Adjusted EBITDA in fiscal 2017 as compared to fiscal 2016.”

Total Revenue guidance issued March 20, 2017 included 13 stores in the greater Chicago area as Company-owned for the full year.  Subsequent to this guidance, in June 2017, these 13 stores were successfully refranchised to an existing franchisee.  As a result of this transaction, 2017 Revenue declined by approximately $3.8 million relative to the March 20, 2017 guidance expectation.

Fiscal 2018 Financial Guidance

The Company expects to achieve the following results for fiscal 2018:

Metric	Initial Guidance Issued February 12, 2018	Current Outlook
Total Revenue	$68 million to $70 million	$68 million to $70 million
Annual system-wide comparable sales	Positive	Positive
New store openings	n.a.	Approximately 50 new store openings
Non-GAAP Adjusted G&A expense	n.a.	Under $20 million
Non-GAAP Adjusted EBITDA	$15 million to $16 million	$15 million to $16 million
Adjusted EBITDA margin percent	n.a.	22% to 23%

At a future date, the Company will provide an update to this guidance to include the necessary adjustments for the new revenue recognition standard.  The Fiscal 2018 Financial Guidance currently excludes the impact of this new standard.

Non-GAAP Adjusted G&A Expense, Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin Percent set forth above are forward looking Non-GAAP measures which the Company is not able to provide comparable GAAP forward-looking estimate of net income without unreasonable effort, as information needed to make a reasonable forward-looking estimate is difficult to predict and estimate and dependent on future events which are uncertain or outside the Company’s control.  The probable significance of such adjustments is also similarly difficult to estimate for the same reasons.

Fiscal 2017 Form 10-K Filing

As previously disclosed, the delay in completion of the Company’s financial statements resulted from changes the Company underwent in the past several years, including:

•	transitioning to a franchise focused, asset light business model
•	significant changes in leadership and key personnel
•	relocating its corporate office from California to Texas in 2016
•	accounting for an unusually high number of non-routine transactions impacting its existing financial reporting processes
•	executing against a reduced materiality threshold resulting from the changes in its business model referenced above

The Company continues to work diligently with Jamba’s newly appointed auditor, Whitley Penn LLP to complete fiscal 2017 financial statements and their subsequent audit, and to thereafter file the 2017 Form 10-K as soon as practicable.

Anticipated Expenses

As previously disclosed, the Company expects to record additional expenses (collectively, “audit and related expenses”)   resulting from efforts to complete 2016 financial statements, their subsequent audit and review, and remediation efforts related to the anticipated Material Weakness disclosed in the Company’s Form 12b-25 filed with the Securities and Exchange Commission on May 15, 2017.  As a result of the ongoing nature of this work, the Company expects to record expenses in its 2017 and 2018 financial statements in addition to expenses in 2016 as reflected in its 2016 Form 10-K.  Due to the unusual and non-recurring nature of these expenses, the Company anticipates adjusting for them in its Non-GAAP financial measures.

Conference Call

The Company will host a conference call Friday, March 16 at 8:30 a.m. Eastern Time. The call will be webcast live from the Company’s website at www.jambajuice.com under the Corporate Investor Relations section or directly at http://ir.jambajuice.com. The conference call can also be accessed live over the phone by dialing (877) 407-3982.  A replay will be available at 11:30 a.m. Eastern Time and can be accessed by dialing (844) 512-2921; the pin number is 13677475. The replay will be available until Friday, April 6, 2018.

About Jamba, Inc.

Jamba, Inc. (Nasdaq: JMBA) through its wholly-owned subsidiary, Jamba Juice Company, is a global healthy lifestyle brand that inspires and simplifies healthful living through freshly blended whole fruit and vegetable smoothies, bowls, juices, cold-pressed shots, boosts, snacks, and meal replacements. Jamba’s blends are made with premium ingredients free of artificial flavors and preservatives so guests can feel their best and blend the most into life.

Jamba Juice® has more than 800 franchised and company-owned locations worldwide, as of January 2, 2018. For more information, visit jambajuice.com.

Forward-Looking Statements

This press release (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Words such as “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward-looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially from those expressed in any forward-looking statements. These statements include, but are not limited to, statements referenced under the caption “Fiscal 2017 Financial Guidance” and “Fiscal 2018 Financial Guidance” above, risks and uncertainties relating to the Company’s ability to file its periodic reports with the Securities and Exchange Commission and hold its annual meeting in a manner to regain and continue to maintain compliance with Nasdaq listing rules, the Company’s business strategy and financial performance, its revenue and customer volatility based upon weather and general economic conditions, the operating results of the Company’s franchisees, additional costs expected to be incurred as a result of ongoing work relating to the Company’s financial statements, including anticipated remediation efforts relating to the material weakness disclosed in the Company’s Form 10-K, the fluctuations in various food and supply costs, competition and other risks related to the food services business, the Company’s ability to retain its executive management team and key employees and other factors discussed under the section entitled “Risk Factors” in the Company’s reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond the Company’s control. You should not place undue reliance on forward-looking statements. The Company does not assume any obligation to update the information contained in this press release.

Non-GAAP Financial Measures

The Company provides certain forward-looking Non-GAAP financial measures to its investors. The Company believes that providing these forward-looking Non-GAAP measures to its investors provides investors the benefit of viewing the Company's performance using the same financial metrics that the management team uses in making many key decisions and understanding how the Company's core business operations may perform and may look in the future. The Non-GAAP financial measures are discussed further below.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States of America. Non-GAAP measures should not be considered in isolation from or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from Non-GAAP measures used by other companies.

The following definitions apply to these terms as used in this release:

Blended royalty rate is defined as total royalty dollars divided by total franchise sales dollars, as reported by franchisees.

Company-owned comparable store sales represents the change in year-over-year sales for Company-owned stores opened for at least one full year. Franchise-operated comparable store sales, a Non-GAAP financial measure, represents the change in year-over-year sales for all Franchise Stores opened for at least one full year, as reported by franchisees, and excludes International Stores and Express format. System-wide comparable store sales, a Non-GAAP financial measure, represents the change in year-over-year sales for all Company and Franchise Stores opened for at least one full year, as reported by franchisees, and excludes International Stores and Express format.  Comparable store sales includes closed locations for the periods in which they have comparable sales. Company-owned comparable store sales percentages as used herein may not be equivalent to Company-owned comparable store sales as defined or used by other companies. Franchise-operated comparable store sales percentages and System-wide comparable stores sales percentages as used herein are Non-GAAP financial measures and should not be considered in isolation or as substitute for other measures of performance prepared in accordance with generally accepted accounting principles in the United States. Management reviews the increase or decrease in comparable store sales compared with the same period in the prior year to assess business trends and make certain business decisions. The Company believes the data is useful in assessing the overall performance of the Jamba® brand and, ultimately, the performance of the Company, the Company-owned stores, and Franchise-operated stores.

Domestic system-wide sales are the sum of company-operated restaurant revenue and sales from domestic franchised stores. Our total revenue in our consolidated statements of operations is limited to company-operated store revenue, franchise revenue from our franchisees, and other revenue. Accordingly, domestic system-wide sales should not be considered in isolation or as a substitute for our results as reported under GAAP. Management believes that domestic system-wide sales are an important figure for investors, because they are widely used in the restaurant industry, including by our management, to evaluate brand scale and market penetration. We have included a reconciliation of domestic system-wide sales to total revenue.

New store openings, net of closures is defined as the count of new store openings, minus the count of store closures.

Non-GAAP Adjusted EBITDA is equal to net income, adjusted for: (a) depreciation and amortization; (b) interest income; (c) interest expense; (d) income taxes; (e) impairment expense; (f) stock based compensation expense; and (g) other one-time or extraordinary items that are not reflective of the ongoing business such as legal settlements, expenses related to the extended audit and gain or loss resulting from refranchising activities. The Company believes this metric is useful in measuring the operating performance of the Company.

Non-GAAP Adjusted EBITDA margin percent is defined as Adjusted EBITDA divided by Total Revenue.

Non-GAAP Adjusted General and Administrative (“G&A”) expense is calculated as general and administrative expense in accordance with GAAP excluding refranchise and severance costs associated with the move to an asset-light business model, charges related to the executive organization changes, costs due to the Company’s corporate office relocation to Frisco, Texas, and other non-recurring general and administrative expenses. The Company believes that general and administrative expense adjusted to exclude the costs of such items is a helpful indicator of the Company's operating performance in that it shows the net expense without the impact of what the Company believes to be upfront transitional costs. Management does not believe such costs are reflective of the Company's ongoing performance and accordingly excludes those items from Non-GAAP Adjusted General and Administrative Expense.

JAMBA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per value data)
(Unaudited)

	13-Week Period Ended
	April 4,	March 29,
	2017	2016
Revenue:
Company stores	$11,107	$11,953
Franchise and other revenue	6,506	6,801
Total revenue	17,613	18,754

Costs and operating expenses:
Cost of sales	2,662	2,962
Labor	4,288	4,158
Occupancy	1,763	2,036
Store operating	1,798	2,021
Depreciation and amortization	881	1,502
General and administrative	8,601	7,610
Loss on disposal of assets	162	109
Store pre-opening	238	324
Store lease termination and closure	181	120
Other operating, net	76	612
Total costs and operating expenses	20,650	21,454
Income (loss) from operations	(3,037)	(2,700)

Other income (expenses):
Interest income	54	71
Interest expense	(83)	(59)
Total other income (expenses), net	(29)	12

Income (loss) before income taxes	(3,066)	(2,688)
Income tax expense	(86)	(132)
Net income (loss)	$(3,152)	$(2,820)

Share Data:
Weighted-average shares used in the computation of income (loss) per share:
Basic	15,411,695	15,084,037
Diluted	15,411,695	15,084,037
Income (loss) per share:
Basic	$(0.20)	$(0.19)
Diluted	$(0.20)	$(0.19)

JAMBA, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(unaudited)
	April 4,	January 3,
	2017	2017
ASSETS
Current Assets:
Cash and cash equivalents	$8,192	$7,133
Receivables, net of allowances of $705 and $1,808	8,951	11,778
Inventories	465	534
Prepaid rent	815	1,053
Assets held for sale	136	206
Prepaid expenses and other current assets	3,495	3,000
Total current assets	22,054	23,704
Property, fixtures and equipment, net of accumulated depreciation of $30,869 and $38,645	11,844	12,512
Goodwill	1,183	1,183
Trademarks and other intangible assets, net of accumulated amortization of $785 and $2,606	1,299	1,327
Notes receivable and other long-term assets	2,822	2,894
Total assets	$39,202	$41,620
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$12,861	$10,407
Accrued compensation and benefits	3,678	4,255
Accrued gift card liability	21,733	24,131
Other current liabilities	8,682	7,664
Total current liabilities	46,954	46,457
Deferred rent and other long-term liabilities	8,964	8,940
Total liabilities	55,918	55,397
Commitments and contingencies
Shareholders’ (deficit) equity:
Common stock, $0.001 par value—30,000,000 shares authorized; 18,281,474 and 15,422,657 shares issued and outstanding, respectively, at April 4, 2017, and 18,268,885 and 15,410,068 shares issued and outstanding, respectively, at January 3, 2017	18	18
Additional paid-in capital	407,786	407,273
Treasury shares, at cost, 2,858,817	(40,009)	(40,009)
Accumulated deficit	(384,511)	(381,059)
Total shareholders’ (deficit) equity	(16,716)	(13,777)
Total liabilities and shareholders' (deficit) equity	$39,202	$41,620

JAMBA, INC.
(Unaudited)
REVENUE

	13-Week Period Ended
	April 4, 2017	March 29, 2016
Revenue (in thousands):
Company stores	$11,107	$11,953
Franchise revenue	5,752	5,610
Other revenue	754	1,191
Total revenue	$17,613	$18,754

JAMBA, INC.
(Unaudited)
RECONCILIATION OF GENERAL AND ADMINISTRATIVE TO NON-GAAP ADJUSTED GENERAL AND ADMINISTRATIVE

	13-Week Period Ended
	April 4, 2017	March 29, 2016
General and administrative (in thousands):	$8,601	$7,610
Corporate relocation expenses	(1,295)
Audit related expenses	(571)
Other non-recurring expenses	(2,294)	(1,650)
Non-GAAP Adjusted General and administrative	$4,441	$5,960

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

	13-Week Period Ended
	April 4, 2017	March 29, 2016
Net Loss (in thousands):	$(3,152)	$(2,820)
Depreciation and amortization	881	1,502
Interest income	(54)	(71)
Interest expense	83	59
Income taxes	86	132
Stock based compensation	148	831
Other non-recurring expenses	5,013	1,650
Non-GAAP Adjusted EBITDA	$3,005	$1,283

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NON-GAAP DOMESTIC SYSTEMWIDE SALES

	13-Week Period Ended
	April 4, 2017	March 29, 2016
Total Revenue (in thousands):	$17,613	$18,754
Franchise and other revenue	(6,506)	(6,801)
Domestic franchise sales	105,928	103,550
Non-GAAP domestic system-wide sales	$117,035	$115,503

JAMBA, INC.
(Unaudited)

COMPARABLE STORE SALES

Fiscal Calendar Basis	13-Weeks Ended
	April 4, 2017 vs	March 29, 2016 vs
Increase/(Decrease)	March 29, 2016	March 31, 2015
Percentage Change in Comparable store sales
Company stores	(4.5)%	0.2%
Franchise stores	(2.2)%	(2.4)%
System-wide	(2.5)%	(2.1)%

Comparable Calendar Basis (a)	13-Weeks Ended
	April 4, 2017 vs	March 29, 2016 vs
Increase/(Decrease)	April 5, 2016	March 31, 2015
Percentage Change in Comparable store sales
Company stores	(7.3)%	0.2%
Franchise stores	(5.6)%	(2.4)%
System-wide	(5.8)%	(2.1)%

Percentage Change in Comparable calendar Company store sales
Traffic	(9.9)%	(4.5)%
Average check	2.6%	4.7%
Total Comparable Company store sales	(7.3)%	0.2%

(a) Due to a 53 week fiscal 2016, year-over-year fiscal comparisons are offset by one week. Using comparable calendar periods balances the one week shift and provides a clearer year over year comparison. 2016 fiscal and calendar comparisons are the same.

JAMBA, INC.
(Unaudited)

STORE COUNT
	NUMBER OF STORES
	COMPANY	FRANCHISE		TOTAL
		Domestic	International
For the Quarter Ended April 4, 2017
At January 3, 2017	66	726	70	862
Opened	—	13	2	15
Acquired	—	—	—	—
Closed	—	(5)	(4)	(9)
Refranchised	—	—	—	—
At April 4, 2017	66	734	68	868

For the Quarter Ended March 29, 2016(a)
At December 29, 2015	70	706	75	851
Opened	—	10	3	13
Acquired	—	—	—	—
Closed	(2)	(7)	(13)	(22)
Refranchised	—	—	—	—
At March 29, 2016	68	709	65	842

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.

JAMBA, INC.
(Unaudited)

NEW STORE OPENINGS, NET OF CLOSURES
	13-Weeks Ended
	April 4, 2017	March 29, 2016 (a)
Openings
Traditional	11	7
Non-traditional	1	3
Drive thru	1	—
International	2	3
Total	15	13

Closures
Traditional	(2)	(2)
Non-traditional	(3)	(7)
Drive thru	—	—
International	(4)	(13)
Total	(9)	(22)

Openings, Net of Closures(b)
Traditional	9	5
Non-traditional	(2)	(4)
Drive thru	1	—
International	(2)	(10)
Total	6	(9)

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.
(b) New store openings, net of closures is defined as the count of new store openings, minus the count of store closures.

JAMBA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per value data)
(Unaudited)

	13-Week Period Ended		26-Week Period Ended
	July 4, 2017	June 28, 2016	July 4, 2017	June 28, 2016
Revenue:
Company stores	$13,262	$13,874	$24,369	$25,827
Franchise and other revenue	7,252	7,666	13,758	14,467
Total revenue	20,514	21,540	38,127	40,294

Costs and operating expenses:
Cost of sales	2,928	3,321	5,590	6,283
Labor	4,281	4,668	8,569	8,826
Occupancy	1,711	1,900	3,474	3,936
Store operating	2,531	2,272	4,329	4,293
Depreciation and amortization	899	1,674	1,780	3,176
General and administrative	6,757	9,423	15,358	17,033
Loss (gain) on disposal of assets	392	188	554	297
Store pre-opening	105	326	343	650
Impairment of long-lived assets	—	127	—	127
Store lease termination and closure	57	(56)	238	64
Other operating, net	(867)	245	(791)	857
Total costs and operating expenses	18,794	24,088	39,444	45,542
Income (loss) from operations	1,720	(2,548)	(1,317)	(5,248)

Other income (expenses):
Interest income	41	74	95	145
Interest expense	(83)	(59)	(166)	(118)
Total other income (expenses), net	(42)	15	(71)	27

Income (loss) before income taxes	1,678	(2,533)	(1,388)	(5,221)
Income tax (expense) benefit	47	54	(39)	(78)
Net income (loss)	$1,725	$(2,479)	$(1,427)	$(5,299)

Share Data:
Weighted-average shares used in the computation of income (loss) per share:
Basic	15,472,137	15,168,348	15,441,916	15,126,192
Diluted	15,867,544	15,168,348	15,441,916	15,126,192
Income (loss) per share:
Basic	$0.11	$(0.16)	$(0.09)	$(0.35)
Diluted	$0.11	$(0.16)	$(0.09)	$(0.35)

JAMBA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(unaudited)
	July 4,	January 3,
	2017	2017
ASSETS
Current Assets:
Cash and cash equivalents	$11,246	$7,133
Receivables, net of allowances of $789 and $1,808	9,993	11,778
Inventories	469	534
Prepaid rent	778	1,053
Assets held for sale	18	206
Prepaid expenses and other current assets	3,234	3,000
Total current assets	25,738	23,704
Property, fixtures and equipment, net of accumulated depreciation of $31,772 and $38,645	11,026	12,512
Goodwill	1,181	1,183
Trademarks and other intangible assets, net of accumulated amortization of $813 and $2,606	1,270	1,327
Notes receivable and other long-term assets	914	2,894
Total assets	$40,129	$41,620
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$11,092	$10,407
Accrued compensation and benefits	1,991	4,255
Accrued gift card liability	23,526	24,131
Other current liabilities	9,152	7,664
Total current liabilities	45,761	46,457
Deferred rent and other long-term liabilities	8,383	8,940
Total liabilities	54,144	55,397
Commitments and contingencies
Shareholders’ (deficit) equity:
Common stock, $0.001 par value—30,000,000 shares authorized; 18,427,023 and 15,568,206 shares issued and outstanding, respectively, at July 4, 2017, and 18,268,885 and 15,410,068 shares issued and outstanding, respectively, at January 3, 2017	18	18
Additional paid-in capital	408,762	407,273
Treasury shares, at cost, 2,858,817	(40,009)	(40,009)
Accumulated deficit	(382,786)	(381,059)
Total shareholders’ (deficit) equity	(14,015)	(13,777)
Total liabilities and shareholders' (deficit) equity	$40,129	$41,620

JAMBA, INC.
(Unaudited)
REVENUE

	13-Week Period Ended		26-Week Period Ended
	July 4, 2017	June 28, 2016	July 4, 2017	June 28, 2016
Revenue (in thousands):
Company stores	$13,262	$13,874	$24,369	$25,827
Franchise revenue	6,951	6,441	12,704	11,922
Other revenue	301	1,225	1,054	2,545
Total revenue	$20,514	$21,540	$38,127	$40,294

JAMBA, INC.
(Unaudited)
RECONCILIATION OF GENERAL AND ADMINISTRATIVE TO NON-GAAP ADJUSTED GENERAL AND ADMINISTRATIVE

	13-Week Period Ended		26-Week Period Ended
	July 4, 2017	June 28, 2016	July 4, 2017	June 28, 2016
General and administrative (in thousands):	$6,757	$9,423	$15,358	$17,033
Corporate relocation expenses	(380)	(2,722)	(1,675)	(2,722)
Audit related expenses	(863)	—	(1,434)	—
Other non-recurring expenses	(195)	(1,096)	(2,489)	(2,747)
Non-GAAP Adjusted General and administrative	$5,319	$5,605	$9,760	$11,564

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP ADJUSTED EBITDA

	13-Week Period Ended		26-Week Period Ended
	July 4, 2017	June 28, 2016	July 4, 2017	June 28, 2016
Net Income (Loss) (in thousands):	$1,725	$(2,479)	$(1,427)	$(5,299)
Depreciation and amortization	899	1,674	1,780	3,176
Interest income	(41)	(74)	(95)	(145)
Interest expense	83	59	166	118
Income taxes	(47)	(54)	39	78
Stock based compensation	497	867	645	1,698
Other non-recurring expenses	1,965	3,818	6,978	5,469
Non-GAAP Adjusted EBITDA	$5,081	$3,811	$8,086	$5,095

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NON-GAAP DOMESTIC SYSTEMWIDE SALES

	13-Week Period Ended
	July 4, 2017	June 28, 2016
Total Revenue (in thousands):	$20,514	$21,540
Franchise and other revenue	(7,252)	(7,666)
Domestic franchise sales	126,559	123,515
Non-GAAP domestic system-wide sales	$139,821	$137,389

JAMBA, INC.
(Unaudited)

COMPARABLE STORE SALES

Fiscal Calendar Basis	13-Weeks Ended		26-Weeks Ended
	July 4, 2017 vs	June 28, 2016 vs	July 4, 2017 vs	June 28, 2016 vs
Increase/(Decrease)	June 28, 2016	June 30, 2015	June 28, 2016	June 30, 2015
Percentage Change in Comparable store sales
Company stores	0.9%	5.7%	(1.6)%	3.0%
Franchise stores	(1.0)%	4.0%	(1.5)%	1.1%
System-wide	(0.8)%	4.2%	(1.5)%	1.3%

Comparable Calendar Basis (a)	13-Weeks Ended		26-Weeks Ended
	July 4, 2017 vs	June 28, 2016 vs	July 4, 2017 vs	June 28, 2016 vs
Increase/(Decrease)	July 5, 2016	June 30, 2015	July 5, 2016	June 30, 2015
Percentage Change in Comparable store sales
Company stores	1.0%	5.7%	(3.0)%	3.0%
Franchise stores	(0.2)%	4.0%	(2.7)%	1.1%
System-wide	(0.0)%	4.2%	(2.7)%	1.3%

Percentage Change in Comparable calendar Company store sales
Traffic	(2.9)%	1.4%	(6.2)%	(1.6)%
Average check	3.9%	4.3%	3.3%	4.6%
Total Comparable Company store sales	1.0%	5.7%	(3.0)%	3.0%

(a) Due to a 53 week fiscal 2016, year-over-year fiscal comparisons are offset by one week. Using comparable calendar periods balances the one week shift and provides a clearer year over year comparison. 2016 fiscal and calendar comparisons are the same.

JAMBA, INC.
(Unaudited)

STORE COUNT
	NUMBER OF STORES
	COMPANY	FRANCHISE		TOTAL
		Domestic	International
For the Quarter Ended July 4, 2017
At April 4, 2017	66	734	68	868
Opened	—	6	4	10
Acquired	—	—	—	—
Closed	—	(8)	—	(8)
Refranchised	(13)	13	—	—
At July 4, 2017	53	745	72	870

For the Quarter Ended June 28, 2016 (a)
At March 29, 2016	68	709	65	842
Opened	1	8	2	11
Acquired	—	—	—	—
Closed	(1)	(9)	(1)	(11)
Refranchised	—	—	—	—
At June 28, 2016	68	708	66	842

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.

JAMBA, INC.
(Unaudited)

NEW STORE OPENINGS, NET OF CLOSURES
	13-Weeks Ended		26-Weeks Ended
	July 4, 2017	June 28, 2016 (a)	July 4, 2017	June 28, 2016 (a)
Openings
Traditional	4	4	15	11
Non-traditional	—	4	1	7
Drive thru	2	1	3	1
International	4	2	6	5
Total	10	11	25	24

Closures
Traditional	(3)	(3)	(5)	(5)
Non-traditional	(5)	(7)	(8)	(14)
Drive thru	—	—	—	—
International	—	(1)	(4)	(14)
Total	(8)	(11)	(17)	(33)

Openings, Net of Closures(b)
Traditional	1	1	10	6
Non-traditional	(5)	(3)	(7)	(7)
Drive thru	2	1	3	1
International	4	1	2	(9)
Total	2	—	8	(9)

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.
(b) New store openings, net of closures is defined as the count of new store openings, minus the count of store closures.

JAMBA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per value data)
(Unaudited)

	13-Week Period Ended		39-Week Period Ended
	October 3, 2017	September 27, 2016	October 3, 2017	September 27, 2016
Revenue:
Company stores	$11,222	$14,350	$35,591	$40,177
Franchise and other revenue	6,934	7,711	20,692	22,178
Total revenue	18,156	22,061	56,283	62,355

Costs and operating expenses:
Cost of sales	2,460	3,437	8,050	9,720
Labor	3,589	4,644	12,158	13,470
Occupancy	1,504	1,879	4,978	5,815
Store operating	1,988	2,381	6,317	6,674
Depreciation and amortization	897	1,068	2,677	4,244
General and administrative	6,505	9,699	21,863	26,732
Loss (gain) on disposal of assets	117	204	671	501
Store pre-opening	150	210	493	860
Impairment of long-lived assets	—	229	—	356
Store lease termination and closure	(29)	178	209	242
Other operating, net	1,336	104	545	961
Total costs and operating expenses	18,517	24,033	57,961	69,575
Income (loss) from operations	(361)	(1,972)	(1,678)	(7,220)

Other income (expenses):
Interest income	2	50	97	195
Interest expense	(81)	(51)	(247)	(169)
Total other income (expenses), net	(79)	(1)	(150)	26

Income (loss) before income taxes	(440)	(1,973)	(1,828)	(7,194)
Income tax (expense) benefit	(17)	9	(56)	(69)
Net income (loss)	$(457)	$(1,964)	$(1,884)	$(7,263)

Share Data:
Weighted-average shares used in the computation of income (loss) per share:
Basic	15,580,074	15,292,699	15,487,969	15,181,695
Diluted	15,580,074	15,292,699	15,487,969	15,181,695
Income (loss) per share:
Basic	$(0.03)	$(0.13)	$(0.12)	$(0.48)
Diluted	$(0.03)	$(0.13)	$(0.12)	$(0.48)

JAMBA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(unaudited)
	October 3,	January 3,
	2017	2017
ASSETS
Current Assets:
Cash and cash equivalents	$11,871	$7,133
Receivables, net of allowances of $877 and $1,808	7,270	11,778
Inventories	466	534
Prepaid rent	779	1,053
Assets held for sale	—	206
Prepaid expenses and other current assets	2,972	3,000
Total current assets	23,358	23,704
Property, fixtures and equipment, net of accumulated depreciation of $31,942 and $38,645	10,991	12,512
Goodwill	1,181	1,183
Trademarks and other intangible assets, net of accumulated amortization of $828 and $2,606	1,239	1,327
Notes receivable and other long-term assets	923	2,894
Total assets	$37,692	$41,620
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$9,630	$10,407
Accrued compensation and benefits	2,430	4,255
Accrued gift card liability	22,381	24,131
Other current liabilities	9,368	7,664
Total current liabilities	43,809	46,457
Deferred rent and other long-term liabilities	7,819	8,940
Total liabilities	51,628	55,397
Commitments and contingencies
Shareholders’ (deficit) equity:
Common stock, $0.001 par value—30,000,000 shares authorized; 18,447,023 and 15,588,206 shares issued and outstanding, respectively, at October 3, 2017, and 18,268,885 and 15,410,068 shares issued and outstanding, respectively, at January 3, 2017	18	18
Additional paid-in capital	409,298	407,273
Treasury shares, at cost 2,858,817	(40,009)	(40,009)
Accumulated deficit	(383,243)	(381,059)
Total shareholders’ (deficit) equity	(13,936)	(13,777)
Total liabilities and shareholders' (deficit) equity	$37,692	$41,620

JAMBA, INC.
(Unaudited)
REVENUE

	13-Week Period Ended		39-Week Period Ended
	October 3, 2017	September 27, 2016	October 3, 2017	September 27, 2016
Revenue (in thousands):
Company stores	$11,222	$14,350	$35,591	$40,177
Franchise revenue	6,673	6,220	19,376	18,142
Other revenue	261	1,491	1,316	4,036
Total revenue	$18,156	$22,061	$56,283	$62,355

JAMBA, INC.
(Unaudited)
RECONCILIATION OF GENERAL AND ADMINISTRATIVE TO NON-GAAP ADJUSTED GENERAL AND ADMINISTRATIVE

	13-Week Period Ended		39-Week Period Ended
	October 3, 2017	September 27, 2016	October 3, 2017	September 27, 2016
General and administrative (in thousands):	$6,505	$9,699	$21,863	$26,732
Corporate relocation expenses	(69)	(2,880)	(1,741)	(5,602)
Audit related expenses	(1,936)	—	(3,369)	—
Other non-recurring expenses	(531)	(1,538)	(3,020)	(4,285)
Non-GAAP Adjusted General and administrative	$3,969	$5,281	$13,733	$16,845

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

	13-Week Period Ended		39-Week Period Ended
	October 3, 2017	September 27, 2016	October 3, 2017	September 27, 2016
Net Loss (in thousands):	$(457)	$(1,964)	$(1,884)	$(7,263)
Depreciation and amortization	897	1,068	2,677	4,244
Interest income	(2)	(50)	(97)	(195)
Interest expense	81	51	247	169
Income taxes	17	(9)	56	69
Stock based compensation	374	668	1,020	2,366
Other non-recurring expenses	3,817	4,347	10,794	9,816
Non-GAAP Adjusted EBITDA	$4,727	$4,111	$12,813	$9,206

JAMBA, INC.
(Unaudited)
RECONCILIATION OF NON-GAAP DOMESTIC SYSTEMWIDE SALES

	13-Week Period Ended
	October 3, 2017	September 27, 2016
Total Revenue (in thousands):	$18,156	$22,061
Franchise and other revenue	(6,934)	(7,711)
Domestic franchise sales	124,866	118,568
Non-GAAP domestic system-wide sales	$136,088	$132,918

JAMBA, INC.
(Unaudited)

COMPARABLE STORE SALES

Fiscal Calendar Basis	13-Weeks Ended		39-Weeks Ended
	October 3, 2017 vs	September 27, 2016 vs	October 3, 2017 vs	September 27, 2016 vs
Increase/(Decrease)	September 27, 2016	September 29, 2015	September 27, 2016	September 29, 2015
Percentage Change in Comparable store sales
Company stores	(3.8)%	(0.8)%	(2.3)%	1.6%
Franchise stores	(0.6)%	(1.1)%	(1.2)%	0.2%
System-wide	(0.9)%	(1.1)%	(1.3)%	0.4%

Comparable Calendar Basis (a)	13-Weeks Ended		39-Weeks Ended
	October 3, 2017 vs	September 27, 2016 vs	October 3, 2017 vs	September 27, 2016 vs
Increase/(Decrease)	October 4, 2016	September 29, 2015	October 4, 2016	September 29, 2015
Percentage Change in Comparable store sales
Company stores	(3.9)%	(0.8)%	(3.3)%	1.6%
Franchise stores	0.2%	(1.1)%	(1.7)%	0.2%
System-wide	(0.2)%	(1.1)%	(1.9)%	0.4%

Percentage Change in Comparable calendar Company store sales
Traffic	(7.2)%	(1.8)%	(6.5)%	(1.6)%
Average check	3.3%	0.9%	3.3%	3.2%
Total Comparable Company store sales	(3.9)%	(0.8)%	(3.3)%	1.6%

(a) Due to a 53 week fiscal 2016, year-over-year fiscal comparisons are offset by one week. Using comparable calendar periods balances the one week shift and provides a clearer year over year comparison. 2016 fiscal and calendar comparisons are the same.

JAMBA, INC.
(Unaudited)

STORE COUNT
	NUMBER OF STORES
	COMPANY	FRANCHISE		TOTAL
		Domestic	International
For the Quarter Ended October 3, 2017
At July 4, 2017	53	745	72	870
Opened	—	8	2	10
Acquired	—	—	—	—
Closed	(1)	(10)	(3)	(14)
Refranchised	—	—	—	—
At October 3, 2017	52	743	71	866

For the Quarter Ended September 27, 2016 (a)
At June 28, 2016	68	708	66	842
Opened	1	10	5	16
Acquired	—	—	—	—
Closed	—	(6)	(3)	(9)
Refranchised	—	—	—	—
At September 27, 2016	69	712	68	849

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.

JAMBA, INC.
(Unaudited)

NEW STORE OPENINGS, NET OF CLOSURES
	13-Weeks Ended		39-Weeks Ended
	October 3, 2017	September 27, 2016 (a)	October 3, 2017	September 27, 2016 (a)
Openings
Traditional	3	9	18	20
Non-traditional	4	1	5	8
Drive thru	1	1	4	2
International	2	5	8	10
Total	10	16	35	40

Closures
Traditional	(5)	(5)	(10)	(10)
Non-traditional	(6)	(1)	(14)	(15)
Drive thru	—	—	—	—
International	(3)	(3)	(7)	(17)
Total	(14)	(9)	(31)	(42)

Openings, Net of Closures(b)
Traditional	(2)	4	8	10
Non-traditional	(2)	—	(9)	(7)
Drive thru	1	1	4	2
International	(1)	2	1	(7)
Total	(4)	7	4	(2)

(a) As communicated on March 20, 2017, the Company now excludes Express format stores from store counts. Store counts exclude Express in both 2016 and 2017 for comparability.
(b) New store openings, net of closures is defined as the count of new store openings, minus the count of store closures.

JAMBA, INC.
(Unaudited)

RECONCILIATION OF 2017 GUIDANCE GENERAL AND ADMINISTRATIVE TO NON-GAAP ADJUSTED GENERAL AND ADMINISTRATIVE

(in millions)	Approximately

General and Administrative	$28.7
Corporate relocation expenses	(1.8)
Audit related expenses	(5.3)
Other non-recurring expenses	(3.6)
Non-GAAP Adjusted General and Administrative	$18.0

JAMBA, INC.
(Unaudited)

RECONCILIATION OF 2017 GUIDANCE NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in millions)	Approximately
Net Loss	$(4.0)
Depreciation and amortization	3.5
Interest income	(0.1)
Interest expense	0.3
Income taxes	(0.0)
Stock based compensation	1.2
Other non-recurring expenses	13.6
Non-GAAP Adjusted EBITDA	$14.5

Contact:

Investor Relations

Dara Dierks

646-277-1212

investors@jambajuice.com